Short-Term Loans	12 Months Ended
Dec. 31, 2013
Short-Term Loans
11.	SHORT-TERM LOANS

On June 25, 2012 and September 5, 2012, Techfaith BVI (a wholly owned subsidiary of the Group) obtained three loans of $5,350, $5,000 and $5,000 denominated in U.S. dollars from an independent third party (the “Lender”) to fund its investment in 17FOXSY. These loans were due on demand by the Lender after one year from the date the loan agreements or upon the bankruptcy of Techfaith BVI. These loans were non-interest bearing and uncollateralized. In 2013, the Group signed the supplemental agreements, according to which the maturity of loans are extended and due on demand of the Lender after the second anniversary of the loans or other date mutually agreed and the loans are bearing an annual interest rate of 2% in the second year.